Quarterly Report
January 31, 2020
MFS®  Utilities Fund

Portfolio of Investments
1/31/20 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 95.8%
Cable TV – 4.5%
Altice USA, Inc., “A” (a)	1,033,164	$28,267,367
Charter Communications, Inc., “A” (a)	92,553	47,892,475
Comcast Corp., “A”	1,454,016	62,798,951
NOS, SGPS S.A.	5,241,790	27,218,373
		$166,177,166
Natural Gas - Distribution – 4.7%
China Resources Gas Group Ltd.	6,158,000	$32,394,253
NiSource, Inc.	1,678,882	49,208,032
Sempra Energy	558,166	89,663,786
		$171,266,071
Natural Gas - Pipeline – 9.8%
Cheniere Energy, Inc. (a)	1,396,298	$82,716,693
Enbridge, Inc.	622,381	25,306,273
Enterprise Products Partners LP	3,338,880	86,042,938
EQM Midstream Partners LP	1,056,988	24,469,272
Equitrans Midstream Corp.	1,085,684	10,498,564
Plains All American Pipeline LP	2,986,861	49,731,236
TC Energy Corp.	1,479,225	81,114,824
		$359,879,800
Telecommunications - Wireless – 6.8%
Advanced Info Service Public Co. Ltd.	4,274,400	$27,974,899
American Tower Corp., REIT	153,435	35,557,027
Cellnex Telecom S.A.	872,586	43,470,948
KDDI Corp.	1,142,100	34,030,461
Mobile TeleSystems PJSC, ADR	1,642,069	16,732,683
Rogers Communications, Inc.	744,464	37,273,828
Tele2 AB, “B”	2,170,914	32,788,426
Vodafone Group PLC	11,027,027	21,739,856
		$249,568,128
Telephone Services – 2.7%
Hellenic Telecommunications Organization S.A.	1,504,111	$22,519,813
Koninklijke KPN N.V.	4,626,247	12,996,163
Telesites S.A.B. de C.V. (a)	13,729,804	10,099,986
TELUS Corp.	1,282,564	51,413,042
		$97,029,004
Utilities - Electric Power – 67.3%
AES Corp.	2,881,794	$57,232,429
AltaGas Ltd. (l)	3,920,458	63,129,031
American Electric Power Co., Inc.	1,034,820	107,848,940
CenterPoint Energy, Inc.	3,109,714	82,345,227
Clearway Energy, Inc., “A”	824,881	17,066,788
CLP Holdings Ltd.	1,537,500	15,971,512
Dominion Energy, Inc.	1,853,722	158,956,662
Duke Energy Corp.	1,020,151	99,597,342
Edison International	1,057,002	80,913,503
EDP Renovaveis S.A.	15,390,278	204,823,055
Emera, Inc. (l)	864,121	38,498,243
Enel S.p.A.	12,298,457	107,139,088
Energias de Portugal S.A.	9,161,809	45,967,931
Entergy Corp.	983,606	129,363,861
Equatorial Energia S.A.	2,968,000	16,522,001

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Evergy, Inc.	1,116,318	$80,553,507
Exelon Corp.	3,758,826	178,882,529
FirstEnergy Corp.	3,343,624	169,822,663
Iberdrola S.A.	7,419,765	81,219,148
National Grid PLC	4,605,264	61,165,224
Neoenergia S.A.	2,352,100	14,131,493
NextEra Energy Partners LP	814,595	46,244,558
NextEra Energy, Inc.	946,434	253,833,599
NRG Energy, Inc.	1,095,897	40,427,640
NTPC Ltd.	8,820,038	13,948,657
Public Service Enterprise Group, Inc.	1,669,072	98,809,062
RWE AG	1,574,606	54,729,568
SSE PLC	2,892,870	57,625,226
Vistra Energy Corp.	3,924,185	88,372,646
		$2,465,141,133
Total Common Stocks		$3,509,061,302
Convertible Preferred Stocks – 3.0%
Natural Gas - Distribution – 1.6%
Sempra Energy, 6%	172,694	$21,864,788
Sempra Energy, 6.75%	173,133	21,648,550
South Jersey Industries, Inc., 7.25%	306,488	15,296,816
		$58,810,154
Utilities - Electric Power – 1.4%
American Electric Power Co., Inc., 6.125%	56,750	$3,291,500
CenterPoint Energy, Inc., 7%	489,898	23,544,498
Dominion Energy, Inc., 7.25%	235,146	25,802,570
		$52,638,568
Total Convertible Preferred Stocks		$111,448,722
Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 1.62% (v)	40,914,210	$40,918,301
Collateral for Securities Loaned – 2.0%
JPMorgan U.S. Government Money Market Fund, 1.51% (j)	71,352,204	$71,352,204

Other Assets, Less Liabilities – (1.9)%		(68,351,917)
Net Assets – 100.0%		$3,664,428,612
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $40,918,301 and $3,691,862,228, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments (unaudited) – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
SEK	Swedish Krona
Derivative Contracts at 1/31/20
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	6,161,117	USD	4,648,423	State Street Bank Corp.	2/28/2020	$6,915
EUR	1,168,353	USD	1,290,883	BNP Paribas S.A.	2/28/2020	6,724
EUR	1,613,753	USD	1,783,654	Brown Brothers Harriman	2/28/2020	8,627
EUR	1,631,765	USD	1,805,475	Merrill Lynch International	2/28/2020	6,810
EUR	438,876	USD	484,415	State Street Bank Corp.	2/28/2020	3,013
GBP	1,780,405	USD	2,340,875	Merrill Lynch International	2/28/2020	11,604
GBP	2,603,071	USD	3,407,379	State Street Bank Corp.	2/28/2020	32,101
USD	186,167,573	CAD	246,263,768	State Street Bank Corp.	2/28/2020	90,756
USD	54,946,877	EUR	49,406,218	BNP Paribas S.A.	2/28/2020	74,914
USD	195,683,114	EUR	175,963,737	Deutsche Bank AG	2/28/2020	252,736
USD	90,265,767	GBP	68,255,694	Merrill Lynch International	2/28/2020	78,390
USD	7,049,177	GBP	5,271,000	UBS AG	2/28/2020	84,518
USD	45,240,967	SEK	427,805,369	Deutsche Bank AG	2/28/2020	753,406
						$1,410,514
Liability Derivatives
CAD	2,985,117	USD	2,257,570	Merrill Lynch International	2/28/2020	$(2,017)
EUR	3,583,307	USD	3,989,668	Brown Brothers Harriman	2/28/2020	(9,945)
EUR	753,701	USD	841,125	Citibank N.A.	2/28/2020	(4,043)
EUR	395,930	USD	441,948	HSBC Bank	2/28/2020	(2,217)
EUR	5,745,043	USD	6,397,961	Merrill Lynch International	2/28/2020	(17,351)
EUR	2,664,967	USD	2,974,973	Morgan Stanley Capital Services, Inc.	2/28/2020	(15,185)
GBP	1,689,568	USD	2,232,866	HSBC Bank	2/28/2020	(411)
GBP	3,437,411	USD	4,594,723	Morgan Stanley Capital Services, Inc.	2/28/2020	(52,814)
SEK	61,791,853	USD	6,554,628	Brown Brothers Harriman	2/28/2020	(128,882)
SEK	111,915,312	USD	11,926,381	Morgan Stanley Capital Services, Inc.	2/28/2020	(288,286)
SEK	23,318,757	USD	2,479,569	State Street Bank Corp.	2/28/2020	(54,647)
SEK	35,579,874	USD	3,757,749	UBS AG	2/28/2020	(57,791)
USD	98,083,115	EUR	88,540,407	Deutsche Bank AG	2/18/2020	(194,659)
USD	31,019,101	EUR	28,137,000	Merrill Lynch International	2/28/2020	(230,659)
USD	16,401,358	EUR	14,877,000	UBS AG	2/28/2020	(121,465)
USD	3,630,946	GBP	2,791,000	Merrill Lynch International	2/28/2020	(56,849)
						$(1,237,221)
At January 31, 2020, the fund had cash collateral of $270,000 to cover any collateral or margin obligations for certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
1/31/20 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,368,566,019	$—	$—	$2,368,566,019
Canada	296,735,241	—	—	296,735,241
Portugal	278,009,359	—	—	278,009,359
United Kingdom	140,530,306	—	—	140,530,306
Spain	124,690,096	—	—	124,690,096
Italy	107,139,088	—	—	107,139,088
Germany	54,729,568	—	—	54,729,568
Japan	—	34,030,461	—	34,030,461
Sweden	32,788,426	—	—	32,788,426
Other Countries	106,950,796	76,340,664	—	183,291,460
Mutual Funds	112,270,505	—	—	112,270,505
Total	$3,622,409,404	$110,371,125	$—	$3,732,780,529
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$1,410,514	$—	$1,410,514
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,237,221)	—	(1,237,221)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Securities Lending Collateral
At January 31, 2020, the value of securities loaned was $67,930,740. These loans were collateralized by cash of $71,352,204 and U.S. Treasury Obligations (held by the lending agent) of $1,028,074.
(3) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$50,101,595	$116,599,733	$125,783,595	$3,145	$(2,577)	$40,918,301
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$122,626	$—
(4) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of January 31, 2020, are as follows:
United States	65.8%
Canada	8.1%
Portugal	7.6%
United Kingdom	3.8%
Spain	3.4%
Italy	2.9%
Germany	1.5%
Japan	0.9%
Sweden	0.9%
Other Countries	5.1%
The issuer country weighting percentages include both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.